October 21, 2005

Perkins Opportunity Fund
A series of Professionally Managed Portfolios
Supplement to Prospectus dated
July 29, 2005

Please note that effective October 21, 2005, the Perkins Opportunity Fund will be closed to new purchases, including new shares purchased by existing shareholders and all reinvestments. Fund shareholders will be provided with additional information in a separate communication.

The operation of the Fund will not be affected by the closure to new purchases.

Please retain this Supplement with the Prospectus.
The date of this Supplement is October 21, 2005